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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 200549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 11, 2000



                          THE SPORTS CLUB COMPANY, INC.



           Delaware                    1-13290                 95-4479735
(State or other jurisdiction         (Commission             (I.R.S. Employer
       of incorporation)             File Number)           Identification No.)


11100 Santa Monica Boulevard, Suite 300
        Los Angeles, California                                    90025
(address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code (310) 479-5200


 (Former name or former address, if changed since last report.) Not applicable








                           Index of Exhibits on Page 2

                                   Page 1 of 2



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ITEM 5.    OTHER EVENTS

         On February 11, 2000, The Company announced that the Company has accepted the resignation of John M. Gibbons as President and Chief Executive Officer, and as a member of the Board of Directors and has named D. Michael Talla and Rex A. Licklider as interim Co-Chief Executive Officers.

         On February 16, 2000, The Company announced the opening of New York's The Sports Club/LA at Rockefeller Center.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
         1.    Press Release dated February 11, 2000.
         2.    Press Release dated February 16, 2000.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                            THE SPORTS CLUB COMPANY, INC.



                                             BY:  /S/ TIMOTHY O'BRIEN
                                                  -----------------------------
                                                  Timothy O'Brien
                                                  Chief Financial Officer


                                                  FEBRUARY 23, 2000












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